3Q 2022 Investor Presentation Exhibit 99.2 October 25, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations; lending risks and risks associated with loan sector concentrations; supply-chain disruptions, labor shortages, and any other; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; changes in oil and gas prices, and declining demand for coal could negatively impact the demand and credit quality of loans; the availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes in inflationary pressures; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; exposure to losses in collateralized loan obligation securities; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business, including retaining qualified employees; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the ongoing impact of the COVID-19 pandemic and the U.S. government’s response to the pandemic; changes in general economic conditions caused by inflation, recession, acts of terrorism, and outbreak of hostilities, or other international or domestic calamities, including wars or international conflicts with respect to which the United States may or may not be directly involved, unemployment, or other economic and geopolitical factors; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events. The foregoing factors are not all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $31.3 Billion Total RB2 12.92% Loans HFI $17.6 Billion CET12 10.84% Deposits $25.9 Billion Leverage2 7.67% ACL/LHFI 1.21% TCE 5.90% Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization1 $4.2 Billion Dividend Yield 4.7% Branch Network 308 banking offices Sub Debt Rating Kroll BBB 3 308 banking offices in 14 states 1 Calculated using closing stock price of $40.35 as of 9/30/2022 2 Preliminary estimates - may be subject to change

THIRD QUARTER 2022 HIGHLIGHTS Earnings • Net income of $85.7 million, or $0.80 per share, driven by accelerating loan growth and an increase in NIM • Net interest margin of 3.71%; adjusted NIM of 3.47%1, increase of 46 basis points from the second quarter • Reported efficiency ratio of 58.4%; adjusted efficiency ratio of 52.4%1 • Reported ROAE of 10.49% in Q3; adjusted ROAE of 13.29%1 Balance Sheet • Ex-PPP loan growth of $446.9 million, or 10.3% annualized, with positive contribution from both legacy FIB and GWB footprints • Repositioned $500 million of Treasuries, resulting in $0.07 of forward EPS accretion and a 2.5 year earn-back • Terminated a $200 million forward-starting receive-floating swap in mid-August, resulting in an $8.5 million deferred gain • Loan/deposit ratio increased to 68.0% at 9/30, from 63.9% in the prior quarter Asset Quality • Credit quality continued to improve; NCOs impacted by resolution of one acquired PCD loan and one office property • One metro office property was moved to HFS and charged down by $6.6 million, and should be resolved in Q4 • Total criticized loans declined $203.1 million, or 26.0%, to $576.9 million at 9/30 • Total non-performing loans of $86.0 million declined 21.7% to 49 basis points of loans, with an ACL coverage ratio of 247.7% Capital • Tangible book value per share of $17.011 declined 10.1% in the quarter; AOCI further declined by $177.9 million • Quarterly cash dividend raised 14.6%, to $0.47/share, bringing the yield to 4.7% based on the average Q3 share price • Repurchased 3.3 million shares in Q3, at an average price of $40.59, completing the 5 million share authorization • Maintained strong regulatory capital levels; CET1 of 10.8%2 and Total Risk-based of 12.9%2 4 1 See non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change

THIRD QUARTER 2022 RESULTS Summary of Q3 2022 Results $ amounts in millions, except per share data 3Q22 Net interest income (non-FTE) $266.8 Provision for (reduction in) credit losses 8.4 Non-interest income 22.9 Non-interest expense 173.2 Income before taxes 108.1 Income taxes 22.4 Net income $85.7 Diluted EPS $0.80 Q3 2022 Selected items impact $ amounts in millions, except per share data Income Statement Geography Pre-tax (in MM) After-tax (in MM) Reported EPS Impact Merger-related expenses Acquisition expense $(4.0) $(3.2) $(0.03) Litigation Expense Other Expenses (0.5) (0.4) — Investment securities (loss) gain (24.2) (19.2) (0.18) Totals $(28.7) $(22.8) $(0.21) 5 Quarterly Notes: • Quarterly provision expense includes $3.5 million in additional provision for unfunded loan commitments during Q3. • Investment securities loss of $24.2 million incurred to reposition $500 million of Treasury securities previously swapped, adding $0.07 in annualized EPS. The net realized loss will be earned-back in 2.5 years. • Realized pre-tax merger expenses of $4.0 million. • Effective tax rate for full-year 2022 expected to be in the range of 21-22%.

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 45% Construction RE, 11% Residential RE, 12% Agriculture RE, 5% Consumer, 6%Commercial, 17% Agriculture, 4% Loans by Geography MT, 15% WY, 5% ID, 5% WA, 7% OR, 10% SD, 11%ND, 1% NE, 6% IA, 10% KS, 1% AZ, 6% CO, 7% Other, 16% Revolving Funded Commitments 32.9% 33.4% 41.7% 37.9% 37.1% 35.6% Revolving Funded Commitments FIBK only 3Q21 4Q21 1Q22 2Q22 3Q22 6 Loan Highlights: • Ex-PPP loan growth of $446.9 million in Q3, or 10.3% annualized, with positive contributions from both the legacy FIB and GWB footprints • Revolving unfunded commitments of $3.2 billion at 9/30 • Non-revolving unfunded commitments of $1.5 billion at 9/30 • Optimistic outlook for high single-digit annualized loan growth for the second half of 2022; Q4 seasonally down from Q3 • Commercial RE segment is 38% owner-occupied $17.6B Balances as of September 30, 2022

DEPOSIT BASE Total Deposits Non-interest bearing, 32% Demand, 29% Savings, 33% Time, 6% Deposits by State MT, 23% WY, 12% ID, 7% WA, 3% OR, 11% SD, 16% NE, 9% IA, 10% MO, 1% AZ, 3% CO, 4% Other, 1% Mix of Consumer and Business Deposits ¹ 50% 50% 49% 49% 51% 50% 50% 51% 51% 49% Total Consumer Deposits Total Business Deposits 3Q21 4Q21 1Q22 2Q22 3Q22 7 1 Prior to 2022 periods represent FIBK standalone; business deposits include municipal balances $25.9B Deposit Highlights: • Total deposits declined $979.0 million, or 3.6% during Q3 ◦ Total business/municipal deposits declined $800.5 million for the quarter, the majority of which was driven by municipal outflows, and includes $99.0 million from the legacy GWB wealth management business that moved off balance sheet, as is customary with current FIB practice ◦ Consumer deposits declined $178.5 million, or 1.3% • Total deposits declined 0.5% in September Balances as of September 30, 2022

Total Risk-Based Capital Ratios 14.00% 14.11% 14.27% 13.60% 12.92% 11.59% 11.77% 11.91% 11.46% 10.84% 0.71% 0.72% 1.70% 1.62% 2.36% 2.14% 2.08% CET1 Non-common Tier1 Total Capital 3Q21 4Q21 1Q22 2Q22 3Q22² CAPITAL AND LIQUIDITY Highly liquid and flexible balance sheet with strong capital position Common Equity and Tangible Common Equity¹ $31.89 $31.94 $31.42 $30.36 $28.77 $20.75 $20.83 $19.78 $18.92 $17.01 6.91% 6.83% 6.79% 6.61% 5.90% 10.25% 10.10% 10.38% 10.20% 9.59% TBVPS BVPS TCE Ratio CE Ratio 3Q21 4Q21 1Q22 2Q22 3Q22 8 Loans HFI to Deposit Ratio 60.1% 57.4% 60.3% 63.9% 68.0% 3Q21 4Q21 1Q22 2Q22 3Q22 Capital and Liquidity Highlights: • Dividend yield of 4.7%, based on Q3 average share price of $40.28 following a 14.6% dividend increase • The company repurchased 3.3 million shares for $133.1 million during the quarter, at an average price of $40.59, to complete the 5.0 million share authorization • TBV and TCE ratio decline related to both AOCI and the repurchase activity. Q3 AOCI mark is equal to $4.86 of TBV/shr • All capital ratios remain above internal Company capital policy guidelines 1 See Non-GAAP table in appendix for reconciliation 2 preliminary estimates - may be subject to change

ALLOWANCE FOR CREDIT LOSSES (ACL) Funded ACL and ACL/Loans HFI % $135.1 $122.3 $247.2 $220.4 $213.0 $108.5 $138.7 1.40% 1.31% 1.46% 1.28% 1.21% Total Funded ACL GWB Contribution As a % of Loans HFI 3Q21 4Q21 1Q22 2Q22 3Q22 9 Reserve release resulting from strong credit improvement partially offset by additional qualitative macro adjustments ACL Highlights: • Funded ACL net reduction of $7.4 million during the quarter was driven by the improvement in overall credit quality and net charge-offs, partially offset by qualitative additions related to the macro environment forecast • Q3 2022 provision for loan loss expense includes $3.5 million for unfunded loan commitments ACL Roll-forward Funded Un-funded Investments Total ACL 6/30/22 $220.4 $6.2 $1.6 $228.2 Loan Loss Provision 4.6 3.5 0.3 8.4 Net Charge-offs 12.0 — — 12.0 ACL 9/30/22 $213.0 $9.7 $1.9 $224.6 * Line items may not sum due to rounding

ASSET QUALITY AND RESERVE TRENDS Net Charge-off Ratio $0.6 $2.7 $16.7 $0.3 $12.0 $1.3 $15.4 0.02% 0.11% 0.47% 0.01% 0.27% 0.06% Net Charge-offs GWB Charge-offs % of Average Loans % FIBK Only 3Q21 4Q21 1Q22 2Q22 3Q22 Proactive credit management resulted in strong asset quality improvement Total Non-Performing Loans and ACL/NPL Ratios $35.1 $27.7 $121.6 $109.9 $86.0 $20.9 $100.7 384.9% 441.5% 203.3% 200.5% 247.7% FIBK Standalone NPL GWB Acquired NPL ACL / NPL Ratio 3Q21 4Q21 1Q22 2Q22 3Q22 Criticized Loans and Criticized Loan Ratio $251.2 $216.7 $853.1 $780.0 $576.9 $198.1 $655.0 2.61% 2.32% 5.03% 4.54% 3.28% FIBK Standalone GWB Acquired % of Total Loans 3Q21 4Q21 1Q22 2Q22 3Q22 10 Asset Quality Highlights: • Net charge-offs include $12.3 million related to two specific relationships: ◦ $5.7 million for the workout of an acquired PCD loan specifically reserved for ◦ $6.6 million for the workout of a metro office property now carried in Loans HFS • The Company has only one additional metro non-medical office building remaining of size

# NET INTEREST INCOME

## Total Net Interest Income¹ and Net Interest Margin¹



$127.7
2.3
14.2
$111.2
2.90%
2.60%
$122.6
1.9
9.7
$111.0
2.69%
2.46%
$180.0
7.6
2.8
$169.6
2.80%
2.65%
$241.1
16.7
1.1
$223.3
3.25%
3.01%
$268.9
17.7
0.3
$250.9
3.71%
3.47%
3Q21
4Q21
1Q22
2Q22
3Q22
Adjusted NII ²
Net Interest Margin
PPP Income
Adjusted NIM ²
Loan PAA

[1] Reported on a fully-taxable equivalent ("FTE") basis
[2] See Non-GAAP table in appendix for reconciliation

**Net Interest Income (NII) and Net Interest Margin (NIM) Highlights:**

- $17.7 million total loan purchase accounting accretion in Q3 2022
  - $16.9 million from acquired GWB loans
- Total remaining GWB accretion of $85.4 million at 9/30
- Q3 2022 adjusted NIM expanded 46 bps, driven by the mix shift in earning assets to loans and investments from cash, combined with the sequential improvement in loan, investment and cash yields
  - Q3 net interest income included $2.9 million of interest recoveries on prior non-accrual loans that paid-in-full
- Q4 2022 adjusted NIM is expected to be positively influenced by a shift in the mix of earning assets toward loans, new loan production yields exceeding current loan yields ex-PAA, lower-yielding securities cash flowing off the books and the benefit of the July and September FOMC rate increases, partially offset by higher funding costs

11

NET INTEREST INCOME (cont’d) 12 NIM Waterfall Analysis 3.25 0.27 0.18 0.01 (0.13) (0.01) (0.01) 0.02 0.04 (0.04) 0.16 0.00 0.00 (0.03) 3.71 2Q 22 Lo an s e x-P AA ¹ Inv es tm en ts Cash Dep osi ts Re po s Bo rro wing s Lo an PA A Lo an s Inv es tm en ts Cash Dep osi ts Re po s Bo rro wing s 3Q 22 Scheduled Purchase Accounting Accretion from GWB Acquisition $43.4 ² $(7.2) $36.2 $17.5 $(7.3) $10.2 $16.5 $(7.1) $9.4 Purchase Accounting Accretion Amortization of Intangibles (Non-Interest Expense) Pre-tax Net Impact of Purchase Accounting 2022 2023 2024 RATE IMPACT MIX IMPACT 1 Includes impact of lower PPP income 2 Includes YTD actual, plus remaining scheduled

WELL POSITIONED TO BENEFIT FROM HIGHER RATES Loan Repricing Gap Schedule ¹ $8,576 $5,150 $2,472 $1,406 Maturity / Repricing Buckets <= 1 Yr > 1 Yr <= 3 Yr > 3 Yr <= 5 Yr > 5 Yr 13 Loan Repricing Characteristics Fixed, 56% Variable, 14% Libor 1M, 9% Adjustable (Excl: 1M Libor), 21% 1 Contractual repricing benchmarks Active portfolio management combined with a higher proportion of fixed-rate originations to mitigate loan variability over time

# INVESTMENT PORTFOLIO

**Investment Portfolio Highlights:**

- On September 1, the company sold the $500 million of US Treasury Notes previously swapped (terminated in Q2). The remaining deferred swap termination gain of $22.1 million was recognized at the time of sale, for a total net loss on sale of $24.2 million in Q3. Proceeds from the sale were re-invested in mid-September at 3.89%. The repositioning results in a 2.5 year earn-back on the realized net loss and adds $0.07 in annualized EPS.
- In mid-August the company terminated the $200 million forward-starting pay-fixed swap, resulting in an $8.5 million gain to be accreted straight-line into income through July 2028.
- Investment portfolio is expected to cash-flow at $70-80 million per month for the next twelve months, with a roll-off yield in the 2.10% to 2.20% range.

## Quarterly New Purchases: Weighted Avg Yield



1.2%
1.5%
2.2%
3.3%
3.9%
3Q21
4Q21
1Q22
2Q22
3Q22

## Total Portfolio Duration at Quarter End



3.86
3.60
3.77
3.86
3.86
3.48
3.27
3.56
3.80
3Q21
4Q21
1Q22
2Q22
3Q22
Securities Duration
Securities + Fair Value Hedge Duration [1]

## Quarterly New Purchases: Weighted Avg Duration



3.35
2.20
2.29
3.05
4.56
5.62
3Q21
4Q21
1Q22
2Q22
3Q22
Duration A/L
Net of Fair Value Hedge

[1] No adjusted duration for 3Q22, due to the termination of the $200 million foward-starting pay-fixed swap

14

15 Non-interest Income by Type ¹ Payment Services, 43% Mortgage Banking, 6% Wealth Management, 18% Deposit Service Charges, 12% Other Service Charges & Fees, 10% Other Income, 11% $ amounts in millions 3Q21 2Q22 3Q22 Payment Services $ 12.2 $ 19.5 $ 20.4 Mortgage Banking 11.6 5.0 2.7 Wealth Management 6.5 9.3 8.5 Deposit Service Charges 4.4 6.3 5.7 Other Service Charges & Fees 1.4 3.6 4.7 Investment securities (loss) gain 0.3 (0.1) (24.2) Other income 3.1 6.3 5.1 Total $ 39.5 $ 49.9 $ 22.9 Selected Items: MSR recovery (impairment) — — — Investment securities (loss) gain 0.3 (0.1) (24.2) Other income — 1.7 — Adj. Non-interest Revenue $ 39.2 $ 48.3 $ 47.1 Non-interest Income Notes: • Q4 2022 operating run-rate expected to approximate $45-46 million, excluding any impact from MSR valuation changes. Change from prior outlook driven by incremental rate and market-driven headwinds in mortgage, wealth management and swap income. NON-INTEREST INCOME 1 Excludes selected items

# NON-INTEREST EXPENSE

*$ amounts in millions*

| | 3Q21 | 2Q22 | 3Q22 |
|---|---|---|---|
| Salaries and wages | $ 42.0 | $ 74.8 | $ 71.9 |
| Employee benefits | 12.9 | 19.4 | 19.6 |
| Occupancy and equipment | 11.8 | 17.0 | 17.1 |
| Other intangible amortization | 2.4 | 4.1 | 4.1 |
| Other expenses | 30.2 | 49.2 | 56.5 |
| Acquisition related expenses | 6.6 | 45.8 | 4.0 |
| **Total** | **$ 105.9** | **$ 210.3** | **$ 173.2** |
| | | | |
| **Selected Items:** | | | |
| Merger-related expense | 6.6 | 45.8 | 4.0 |
| Litigation Accrual (Recovery) | 1.2 | — | 0.5 |
| **Adj. Non-interest Expense[2]** | **$ 98.1** | **$ 164.5** | **$ 168.7** |

## Non-interest Expense and Efficiency Ratio



105.9
98.1
102.2
97.4
207.2
142.0
210.3
164.5
173.2
168.7
62.1%
57.5%
62.6%
60.4%
89.6%
62.2%
71.4%
55.8%
58.4%
52.4%
3Q21
4Q21
1Q22
2Q22
3Q22
Total Expenses
Efficiency Ratio 1
Adjusted Expenses 2
Adjusted Efficiency Ratio 2

**Non-interest Expense Notes:**

- Q3 results included a $0.5 million litigation expense in other expenses
- Q3 other expenses also include a $1.0 million increase in donation contributions, higher FDIC insurance costs, elevated fraud losses, IT and advertising expenses
- Remaining merger expenses are expected to be minimal
- Q4 2022 operating expense run-rate expected to be in the range of $163-165 million, including roughly $4 million of total intangible amortization expense. Change from prior outlook predominately related to performance-related expenses for 2022.

[1] FDIC definition
[2] See Non-GAAP table in appendix for reconciliation

16

NON-GAAP FINANCIAL MEASURES 17 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non- GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) adjusted net interest margin; (vi) adjusted efficiency ratio; and (vii) adjusted return on average equity. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted net interest margin is calculated as adjusted net interest income divided by adjusted average earning assets (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted efficiency ratio is calculated as adjusted expense for efficiency ratio divided by adjusted revenue (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted return on average assets is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average stockholders’ equity. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude acquisition related expenses and litigation accrual (recovery), adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, mortgage servicing rights impairments and recoveries, and other income, adjusts its net interest margin (FTE) to exclude purchase accounting accretion and payroll protection program (PPP) loan income and adjusts average interest-earning assets to exclude PPP average balances, and adjusts net income to include non-PCD CECL day two provision expense, acquisition related expenses, mortgage servicing rights fair value adjustments, investment security gains and losses, and other expense items. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

3Q21 4Q21 1Q22 2Q22 3Q22 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 1,984.8 $ 1,986.6 $ 3,441.1 $ 3,271.9 $ 3,005.5 Less goodwill and other intangible assets (excluding mortgage servicing rights) 693.3 690.9 1,275.2 1,232.9 1,229.0 Tangible common stockholders' equity (Non-GAAP) (B) $ 1,291.5 $ 1,295.7 $ 2,165.9 $ 2,039.0 $ 1,776.5 Total assets (GAAP) $ 19,372.2 $ 19,671.9 $ 33,162.2 $ 32,061.8 $ 31,344.7 Less goodwill and other intangible assets (excluding mortgage servicing rights) 693.3 690.9 1,275.2 1,232.9 1,229.0 Tangible assets (Non-GAAP) (C) $ 18,678.9 $ 18,981.0 $ 31,887.0 $ 30,828.9 $ 30,115.7 Common shares outstanding (L) 62,231 62,200 109,503 107,758 104,451 Book value per common share (GAAP) (A)/(L) $ 31.89 $ 31.94 $ 31.42 $ 30.36 $ 28.77 Tangible book value per common share (Non-GAAP) (B)/(L) 20.75 20.83 19.78 18.92 17.01 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B)/(C) 6.91% 6.83% 6.79% 6.61% 5.90 % NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding

3Q21 4Q21 1Q22 2Q22 3Q22 (Dollars in millions) Total non-interest expense $ 105.9 $ 102.2 $ 207.2 $ 210.3 $ 173.2 Less: Acquisition-related expense 6.6 5.0 65.2 45.8 4.0 Less: Litigation accrual (recovery) 1.2 (0.2) — — 0.5 Adjusted non-interest expense $ 98.1 $ 97.4 $ 142.0 $ 164.5 $ 168.7 Less: Intangible amortization 2.4 2.5 3.6 4.1 4.1 Less: Other real estate owned (income) — (0.1) 0.1 — — Adjusted expense for efficiency ratio (A) $ 95.7 $ 95.0 $ 138.3 $ 160.4 $ 164.6 Net interest income $ 127.1 $ 122.1 $ 178.4 $ 239.0 $ 266.8 Add: Total non-interest income 39.5 37.1 48.8 49.9 22.9 Less: Net gain (loss) from investment securities 0.3 0.9 (0.1) (0.1) (24.2) Less: MSR recovery (impairment) — 1.0 3.4 — — Less: Other income — — 1.4 1.7 — Adjusted revenue (B) $ 166.3 $ 157.3 $ 222.5 $ 287.3 $ 313.9 Adjusted Efficiency Ratio (A)/(B) 57.5% 60.4% 62.2% 55.8% 52.4 % NON-GAAP RECONCILIATION 19 * Line items may not sum due to rounding

3Q21 4Q21 1Q22 2Q22 3Q22 (Dollars in millions) Net interest income on a fully-taxable equivalent ("FTE") basis 127.7 122.6 180.0 241.1 268.9 Less: Purchase accounting accretion 2.3 1.9 7.6 16.7 17.7 Less: PPP Income 14.2 9.7 2.8 1.1 0.3 Adjusted net interest income (A) 111.2 111.0 169.6 223.3 250.9 Average interest-earning assets 17,445.9 18,114.8 26,086.7 29,752.4 28,731.2 Less: Avg PPP 462.1 200.1 91.6 30.8 8.1 Adjusted Avg Earning Assets (B) 16,983.8 17,914.7 25,995.1 29,721.6 28,723.1 Net interest margin (FTE), as reported 2.90% 2.69% 2.80% 3.25% 3.71 % Adjusted net interest margin (FTE) (A annualized)/(B) 2.60% 2.46% 2.65% 3.01% 3.47 % NON-GAAP RECONCILIATION 20 * Line items may not sum due to rounding

3Q21 4Q21 1Q22 2Q22 3Q22 (Dollars in millions); all adjustments are after-tax Reported net income (loss) 47.1 51.1 (33.4) 64.1 85.7 Plus: Non-PCD CECL Day 2 provision — — 55.2 — — Plus: Acquisition-related expenses 5.1 3.8 52.7 36.6 3.2 Plus: MSR fair value adjustments — (0.8) (2.7) — — Plus: Other income items — — (1.1) (1.4) — Plus: Investment securities loss (gain) (0.2) (0.7) 0.1 0.1 19.2 Plus: Other expense items 0.9 (0.2) — — 0.4 Adjusted net income (A) 52.9 53.2 70.8 99.4 108.5 Average stockholders' equity (B) 1,985.3 1,999.3 3,050.1 3,417.4 3,239.7 Return on average equity 9.41% 10.14% (4.44) % 7.52% 10.49 % Adjusted return on average equity (A annualized)/(B) 10.57% 10.56% 9.41% 11.67% 13.29 % NON-GAAP RECONCILIATION 21 * Line items may not sum due to rounding